Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	12/31/03	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05
ASSETS

Cash and Cash Equivalents	$174,939	$154,178	$170,940	$165,191	$136,468	$146,861	$176,425	$150,409	$180,707
Securities Available For Sale	1,588,151	1,473,497	1,412,206	1,458,149	1,446,221	1,409,434	1,363,180	1,348,521	1,383,909
FRB and FHLB Stock	20,753	20,753	12,240	19,243	19,243	19,352	19,352	19,352	19,352
Loans Held For Sale	25,262	32,276	49,497	35,723	33,535	22,131	22,611	34,774	19,737

Loans:
Commercial & Industrial	658,615	686,304	740,410	770,933	801,369	812,050	831,537	841,430	848,420
Municipal	87,080	92,338	66,533	105,781	106,120	98,128	79,070	156,630	160,357
Multi-Family	176,478	182,085	189,589	181,622	182,541	180,632	185,920	192,563	196,590
Commercial Real Estate	1,430,945	1,485,031	1,505,880	1,558,221	1,590,457	1,651,247	1,736,665	1,760,621	1,778,202
Construction	140,801	138,497	129,901	143,871	174,283	133,799	124,648	173,909	192,165
Residential Real Estate	700,671	666,753	667,676	685,714	688,017	712,133	733,472	724,873	737,462
Home Equity Credit Lines	270,959	277,062	276,640	287,479	294,656	297,649	307,866	316,733	316,465
Consumer	259,135	252,097	249,208	246,889	239,750	242,239	255,239	259,865	257,829

Total Loans	3,724,684	3,780,167	3,825,837	3,980,510	4,077,193	4,127,877	4,254,417	4,426,624	4,487,490
Less: Allowance for Loan Losses	(57,464)	(57,500)	(57,969)	(58,598)	(59,031)	(59,811)	(60,805)	(61,468)	(60,822)

Net Loans	3,667,220	3,722,667	3,767,868	3,921,912	4,018,162	4,068,066	4,193,612	4,365,156	4,426,668

Accrrued Interest Receivable	29,124	25,582	27,376	26,607	28,956	28,443	29,689	29,202	32,621
Other Assets	71,636	57,131	71,581	67,056	64,970	66,746	78,629	81,616	84,511
Premises and Equipment, net	72,130	72,273	72,805	73,927	74,271	72,336	71,632	70,509	69,731
Mortgage Servicing Rights	12,265	10,866	12,562	12,119	11,826	12,074	12,073	12,970	13,741
Identified Intangibles	22,733	21,978	21,972	21,196	20,422	19,648	18,983	18,320	17,655
Goodwill	216,431	216,431	216,697	216,697	216,136	216,136	216,136	216,136	216,038

Total Assets	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227	$6,202,322	$6,346,965	$6,464,670

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$898,920	$848,758	$891,244	$907,396	$890,561	$881,954	$934,234	$988,096	$973,752
Savings	517,789	526,625	541,138	534,286	519,623	514,215	502,525	499,119	489,734
NOW	899,018	894,575	912,175	903,307	890,701	898,720	908,148	891,058	861,000
CMAs / Money Market	1,604,138	1,472,377	1,491,522	1,603,059	1,577,474	1,527,753	1,418,634	1,592,743	1,749,878
Certificates of Deposit Less than $100,000	789,066	780,940	762,188	737,641	735,577	763,502	811,389	814,435	814,289
Certificates of Deposit $100,000 and Over	260,960	311,067	316,025	406,788	424,794	477,019	569,505	607,897	625,682

Total Deposits	4,969,891	4,834,342	4,914,292	5,092,477	5,038,730	5,063,163	5,144,435	5,393,348	5,514,335

Securities Sold Under Agreements to Repurchase	78,980	76,051	75,016	71,056	76,716	91,443	56,775	64,114	56,315
Other Borrowings	208,454	236,446	204,122	182,450	279,755	254,418	296,903	179,552	171,008
Accrued Expenses and Other Liabilities	63,368	61,308	54,452	60,769	54,752	54,721	64,466	63,428	60,488

Total Liabilities	5,320,693	5,208,147	5,247,882	5,406,752	5,449,953	5,463,745	5,562,579	5,700,442	5,802,146

Stockholders’ Equity:
Common Stock	50,178	50,196	50,202	50,202	50,204	50,207	50,210	50,220	50,220
Surplus	246,938	247,464	248,241	248,828	249,036	248,864	249,117	250,009	251,825
Retained earnings	341,441	351,569	361,623	372,980	384,679	395,410	407,865	421,180	434,644
Treasury, at cost	(78,579)	(76,058)	(72,967)	(71,017)	(69,246)	(68,233)	(67,657)	(65,684)	(60,801)
Other Comprehensive Income	15,595	21,964	(3,772)	5,377	672	(13,747)	(4,978)	(14,595)	(18,968)
Director’s Deferred Compensation to be Settled in Stock	4,413	4,381	4,562	4,720	4,930	4,996	5,197	5,400	5,604
Unearned Portion of Employee Restricted Stock	(35)	(31)	(27)	(22)	(18)	(15)	(11)	(7)	—

Total Stockholders’ Equity	579,951	599,485	587,862	611,068	620,257	617,482	639,743	646,523	662,524

Total Liabilities and Stockholders’ Equity	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227	$6,202,322	$6,346,965	$6,464,670

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 12/31/03	QTR 03/31/04	QTR 06/30/04	QTR 09/30/04	QTR 12/31/04	QTR 03/31/05	QTR 06/30/05	QTR 09/30/05	QTR 12/31/05	YTD 12/31/04	YTD 12/31/05
Interest Income:
Loans	$49,878	$49,254	$50,461	$53,090	$56,302	$58,151	$62,786	$68,588	$71,834	209,107	261,359
Investments	17,260	15,600	14,822	14,879	15,359	15,061	14,829	14,033	14,960	60,660	58,883

Total Interest Income	67,138	64,854	65,283	67,969	71,661	73,212	77,615	82,621	86,794	269,767	320,242

Interest Expense:
Deposits	8,507	8,189	8,539	9,411	10,300	11,268	14,193	17,561	20,904	36,439	63,926
Borrowings	2,277	1,954	1,820	1,889	2,167	2,959	3,342	2,845	2,857	7,830	12,003

Total Interest Expense	10,784	10,143	10,359	11,300	12,467	14,227	17,535	20,406	23,761	44,269	75,929

Net Interest Income	56,354	54,711	54,924	56,669	59,194	58,985	60,080	62,215	63,033	225,498	244,313
Provision for Credit Losses	1,025	427	1,100	1,025	1,825	1,075	1,400	1,325	1,354	4,377	5,154

Net Interest Income after Provision for Credit Losses	55,329	54,284	53,824	55,644	57,369	57,910	58,680	60,890	61,679	221,121	239,159

Noninterest Income:
Investment Management and Trust	5,444	5,296	5,476	5,528	5,322	4,971	5,003	4,996	5,047	21,622	20,017
Service Charges on Deposits	4,686	4,691	4,775	4,241	4,179	4,041	4,093	4,053	3,926	17,886	16,113
Mortgage Servicing	592	(767)	1,348	(162)	(260)	355	209	658	607	159	1,829
Gains on Sales of Loans, Net	4,272	1,901	2,895	2,261	2,604	2,131	2,003	2,586	2,301	9,661	9,021
Gains (Losses) on Sales of Securities	3,031	1,802	240	186	107	0	(1)	7	0	2,335	6
Loss on Prepayments of Borrowings	(916)	(1,194)	0	0	0	0	0	0	0	(1,194)	—
Credit Card, Net	1,057	908	1,022	1,146	1,074	975	1,131	1,237	1,193	4,150	4,536
Insurance Commissions, Net	1,501	2,626	1,728	1,389	1,223	2,364	1,526	1,341	1,134	6,966	6,365
Other	3,327	2,740	3,154	3,252	2,674	2,722	3,212	2,900	3,243	11,820	12,077

Total Noninterest Income	22,994	18,003	20,638	17,841	16,923	17,559	17,176	17,778	17,451	73,405	69,964

Noninterest Expense:
Salaries	22,248	20,879	21,786	20,652	21,302	21,676	21,798	22,245	21,655	84,619	87,374
Employee Benefits	5,157	5,971	5,679	5,027	5,281	6,479	4,238	5,784	5,717	21,958	22,218
Net Occupancy	5,603	6,026	5,752	5,481	5,410	6,326	6,024	5,844	5,900	22,669	24,094
Data Processing	2,404	2,293	1,985	994	916	775	810	921	951	6,188	3,457
Amortization of Intangibles	755	755	772	776	774	774	664	665	665	3,077	2,768
Conversion and Restructuring Charges	2,169	152	1,318	505	291	0	0	0	0	2,266	—
Other	9,741	8,526	8,671	9,376	9,022	9,410	9,846	9,201	10,340	35,595	38,797

Total Noninterest Expense	48,077	44,602	45,963	42,811	42,996	45,440	43,380	44,660	45,228	176,372	178,708

Income Before Income Taxes	30,246	27,685	28,499	30,674	31,296	30,029	32,476	34,008	33,902	118,154	130,415
Income Tax Expense	10,528	10,218	10,345	11,196	11,268	10,947	11,670	12,321	12,086	43,027	47,024

Net Income	$19,718	$17,467	$18,154	$19,478	$20,028	$19,082	$20,806	$21,687	$21,816	75,127	83,391

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 12/31/03	QTD 03/31/04	QTD 06/30/04	QTD 09/30/04	QTD 12/31/04	QTD 03/31/05	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	YTD 12/31/04	YTD 12/31/05
Per Common Share
Earnings, Basic	$0.43	$0.38	$0.40	$0.42	$0.43	$0.41	$0.45	$0.47	$0.46	$1.63	$1.79
Earnings, Diluted	0.43	0.37	0.39	0.42	0.43	0.41	0.44	0.46	0.46	1.61	1.77
Dividends	0.16	0.16	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.70	0.72

Book Value	12.66	13.05	12.74	13.21	13.38	13.31	13.78	13.89	14.15	13.38	14.15
Tangible Book Value	7.44	7.86	7.57	8.07	8.28	8.23	8.71	8.85	9.16	8.28	9.16

Credit Quality
Nonperforming Assets (including OREO)	$14,431	$20,657	$20,624	$21,565	$20,024	$20,692	$23,150	$18,299	$16,194	$20,024	$16,194
90 Days past due and still accruing	4,029	3,201	3,777	3,140	2,604	4,543	1,981	2,720	3,038	2,604	3,038

Total	18,460	23,858	24,401	24,705	22,628	25,235	25,131	21,019	19,232	22,628	19,232
Nonperforming Assets to Loans Plus OREO	0.39%	0.55%	0.54%	0.54%	0.49%	0.50%	0.54%	0.41%	0.36%	0.49%	0.36%

Allowance for loan losses	57,464	57,500	57,969	58,598	59,031	59,811	60,805	61,468	60,822	59,031	60,822
Reserve for unfunded commitments	—	—	—	—	—	—	—	—	1,200	—	1,200

Allowance for credit losses	57,464	57,500	57,969	58,598	59,031	59,811	60,805	61,468	62,022	59,031	62,022

Allowance for credit losses to Loans	1.54%	1.52%	1.52%	1.47%	1.45%	1.45%	1.43%	1.39%	1.38%	1.45%	1.38%
Allowance for credit losses to Loans (excluding munis)	1.58%	1.56%	1.54%	1.51%	1.49%	1.48%	1.46%	1.44%	1.43%	1.49%	1.43%
Allowance for credit losses to NPLs (excluding OREO)	400.99%	278.85%	281.70%	284.76%	296.41%	289.29%	262.71%	335.92%	392.06%	296.41%	392.06%

Gross Charge-offs	$4,176	$1,251	$1,433	$1,654	$2,821	$1,154	$1,313	$1,668	$1,840	$7,150	$5,975
Gross Recoveries	1,444	860	802	1,258	1,428	859	907	1,006	1,040	4,340	$3,812

Net Charge-offs	$2,732	$391	$631	$396	$1,393	$295	$406	$662	$800	$2,810	$2,163

Net Charge-off Ratio	0.08%	0.01%	0.02%	0.01%	0.03%	0.01%	0.01%	0.01%	0.02%	0.07%	0.05%

Average Balance Sheet Data
Securities	$1,647,313	$1,530,534	$1,449,419	$1,440,938	$1,495,302	$1,450,210	$1,409,045	$1,341,648	$1,378,688	$1,478,989	$1,394,556
Loans, Net	3,697,490	3,701,494	3,777,039	3,892,431	4,000,917	4,057,647	4,174,491	4,316,317	4,408,205	3,842,719	4,240,206
Earning Assets	5,446,055	5,292,868	5,294,057	5,414,750	5,572,226	5,568,124	5,644,833	5,738,499	5,895,121	5,393,088	5,712,483
Total Assets	5,960,054	5,792,012	5,799,583	5,930,272	6,089,616	6,060,179	6,143,001	6,248,866	6,410,105	5,895,720	6,216,492
Deposits	5,033,498	4,808,334	4,868,682	5,017,991	5,128,344	5,000,949	5,085,064	5,270,406	5,454,388	4,956,450	5,204,051
Borrowings	298,478	339,983	290,730	267,323	291,919	386,613	367,617	272,257	246,660	293,583	317,777
Stockholders’ Equity	572,512	586,788	589,067	591,137	615,420	621,276	629,042	642,803	651,487	591,693	636,254

Common Shares Outstanding	45,795,688	45,954,210	46,134,686	46,241,091	46,341,819	46,401,555	46,437,041	46,556,737	46,829,048	46,341,819	46,829,048
Weighted Average Common Shares Outstanding	45,728,818	45,898,854	46,045,415	46,188,260	46,293,418	46,384,816	46,414,471	46,519,124	46,689,991	46,106,057	46,502,983
Weighted Average Common and Common Equivalent Shares Outstanding	46,390,625	46,522,363	46,557,193	46,863,102	46,959,927	46,918,134	46,900,608	47,108,614	47,291,129	46,731,304	47,051,394

Return on Average Tangible Equity	23.63%	20.38%	21.01%	22.13%	21.25%	20.35%	21.37%	21.25%	20.91%	21.43%	20.99%
Return on Average Equity	13.66%	11.97%	12.40%	13.11%	12.95%	12.46%	13.27%	13.39%	13.29%	12.70%	13.11%
Return on Average Tangible Assets	1.40%	1.30%	1.35%	1.40%	1.39%	1.36%	1.44%	1.46%	1.43%	1.36%	1.42%
Return on Average Assets	1.31%	1.21%	1.26%	1.31%	1.31%	1.28%	1.36%	1.38%	1.35%	1.27%	1.34%
Net Yield on Earning Assets	4.14%	4.17%	4.18%	4.20%	4.27%	4.30%	4.29%	4.35%	4.30%	4.21%	4.31%
Efficiency Ratio	59.58%	60.34%	58.05%	56.87%	55.64%	58.07%	57.14%	54.56%	54.37%	57.38%	56.00%

Tangible Capital Ratio (TCR)	6.02%	6.48%	6.24%	6.46%	6.58%	6.53%	6.78%	6.74%	6.88%	6.58%	6.88%
TCR without Other Comprehensive Income	5.77%	6.13%	6.30%	6.37%	6.57%	6.74%	6.86%	6.95%	7.15%	6.57%	7.15%
Leverage Ratio	7.79%	8.28%	8.22%	8.39%	8.42%	8.66%	8.78%	9.08%	9.09%	8.42%	9.09%
Tier 1 Capital Ratio	10.07%	10.36%	10.46%	10.51%	10.44%	10.46%	10.56%	10.72%	11.05%	10.44%	11.05%
Total Capital Ratio	11.32%	11.61%	11.73%	11.76%	11.64%	11.65%	11.75%	11.89%	12.23%	11.64%	12.23%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended December 31, 2005

	2005			2004
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$847,452	$15,110	7.07%	$789,203	$11,275	5.68%
Municipal	158,044	1,860	4.71%	111,832	910	3.25%
Commercial Real Estate	1,756,346	29,108	6.58%	1,566,385	22,446	5.70%
Construction	188,726	3,250	6.74%	161,801	2,385	5.86%
Residential Real Estate	1,260,878	19,526	6.16%	1,187,639	16,122	5.42%
Consumer	258,902	3,656	5.60%	242,763	3,566	5.84%

Total Loans	4,470,348	72,510	6.44%	4,059,623	56,704	5.56%
Investments:
Taxable	1,377,835	14,467	4.20%	1,483,356	15,215	4.10%
Tax-Favored Securities	853	13	6.19%	11,946	103	3.43%
Interest-Bearing Deposits in Banks	250	2	2.68%	150	—	1.22%
Federal Funds Sold	45,835	472	4.08%	17,151	75	1.75%

Total Interest-Earning Assets	5,895,121	87,464	5.89%	5,572,226	72,097	5.16%

NonInterest-Earning Assets	577,127			576,096
Allowance for Loan Losses	(62,143)			(58,706)

Total Assets	$6,410,105			$6,089,616

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	492,538	634	0.51%	530,154	432	0.32%
Now	853,946	1,154	0.54%	898,450	695	0.31%
CMA/Money Market	1,685,040	8,255	1.94%	1,609,987	3,428	0.85%
Certificates of Deposit less than $100,000	816,388	5,459	2.65%	752,099	3,634	1.92%
Certificates of Deposit $100,000 and over	635,402	5,402	3.37%	415,521	2,111	2.02%

Total Interest-Bearing Deposits	4,483,314	20,904	1.85%	4,206,211	10,300	0.97%

Borrowings	183,925	2,561	5.52%	217,101	2,013	3.69%
Repos	62,735	296	1.87%	74,818	154	0.82%

Total Interest-Bearing Liabilities	4,729,974	23,761	1.99%	4,498,130	12,467	1.10%

NonInterest-Bearing Liabilities:

Demand Deposits	971,074			922,133
Other Liabilities	57,570			53,933

Total Liabilities	5,758,618			5,474,196

Stockholders’ Equity	651,487			615,420

Total Liabilities and Stockholders’ Equity	$6,410,105			$6,089,616

Net Interest Income		$63,703			$59,630

Interest Rate Spread (2)			3.90%			4.06%

Net Yield on Earning Assets (3)			4.30%			4.27%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended December 31, 2005

	2005			2004
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$826,073	$54,591	6.61%	$726,467	$39,635	5.46%
Municipal	127,476	5,219	4.09%	98,462	3,070	3.12%
Commercial Real Estate	1,700,160	105,991	6.23%	1,510,458	82,914	5.49%
Construction	159,838	10,296	6.35%	142,764	7,568	5.30%
Residential Real Estate	1,234,922	73,024	5.90%	1,174,944	62,231	5.30%
Consumer	252,614	14,297	5.66%	247,847	15,014	6.06%

Total Loans	4,301,083	263,418	6.12%	3,900,942	210,432	5.39%
Investments:
Taxable	1,393,446	58,177	4.18%	1,475,016	60,361	4.09%
Tax-Favored Securities	1,110	69	6.22%	3,973	164	4.13%
Interest-Bearing Deposits in Banks	211	5	2.33%	150	2	1.21%
Federal Funds Sold	16,633	644	3.87%	13,007	181	1.39%

Total Interest-Earning Assets	5,712,483	322,313	5.64%	5,393,088	271,140	5.03%

NonInterest-Earning Assets	564,886			560,855
Allowance for Loan Losses	(60,877)			(58,223)

Total Assets	$6,216,492			$5,895,720

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	505,177	2,203	0.44%	528,480	1,654	0.31%
Now	870,896	4,081	0.47%	887,801	2,465	0.28%
CMA/Money Market	1,561,028	22,728	1.46%	1,550,528	11,498	0.74%
Certificates of Deposit less than $100,000	790,968	18,636	2.36%	769,222	14,554	1.89%
Certificates of Deposit $100,000 and over	554,048	16,278	2.94%	338,011	6,268	1.85%

Total Interest-Bearing Deposits	4,282,117	63,926	1.49%	4,074,042	36,439	0.89%

Borrowings	231,076	10,505	4.55%	219,723	7,212	3.28%
Repos	86,701	1,498	1.73%	73,860	618	0.84%

Total Interest-Bearing Liabilities	4,599,894	75,929	1.65%	4,367,625	44,269	1.01%

NonInterest-Bearing Liabilities:

Demand Deposits	921,934			882,408
Other Liabilities	58,410			53,994

Total Liabilities	5,580,238			5,304,027

Stockholders’ Equity	636,254			591,693

Total Liabilities and Stockholders’ Equity	$6,216,492			$5,895,720

Net Interest Income		$246,384			$226,871

Interest Rate Spread (2)			3.99%			4.02%

Net Yield on Earning Assets (3)			4.31%			4.21%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.